Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Amendment No.5

This Amendment No. 5 (the “Amendment”) modifies the Digital Property and Demand Services Agreement dated November 28, 2022 between Taboola, Inc. (“Taboola”) and Yahoo Inc. and its Affiliates (“Yahoo” or “Company”) (the “Agreement”), as amended. This Amendment is made and effective as of June 1, 2025 (the “Amendment Effective Date”). Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.
    WHEREAS, Yahoo and Taboola are Parties to the Agreement, as amended; and
    WHEREAS, the Parties wish to amend the Agreement in certain respects;
    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.Modifications.
1.1.Taboola agrees to grant Yahoo access to its Salesforce Community portal (the “Salesforce Access”) for the period commencing on June 1, 2025 and concluding on November 30, 2027 (the “Salesforce Access Period”).
1.2.[***].
1.3.[***].
1.4.The Parties may mutually agree in writing (email shall suffice) to: (a) extend the Salesforce Access Period, (b) revise the Salesforce Access Fee to reflect any changes to the Salesforce license cost, or (c) modify the number of Yahoo employee users requiring Salesforce Access. Yahoo acknowledges that any extension of the Salesforce Access Period beyond November 30, 2027, may result in an increase to the Salesforce Access Fee.
1.5.Taboola shall invoice Yahoo for the monthly Salesforce Access Fee, and Yahoo shall pay each such invoice as provided in the Agreement.
2.Miscellaneous. Except as expressly set forth herein, all other clauses, terms and conditions, and appendices of the Agreement are unmodified and remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Agreement shall be deemed to refer to the Agreement, as amended, supplemented or otherwise modified by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to November 28, 2022. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature. In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

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IN WITNESS WHEREOF, the Parties hereto, have executed this Amendment as of the Amendment Effective Date.

Yahoo Inc.	Taboola, Inc.
By: /s/ Monica Mijaleski Name (Print): Monica Mijaleski Title: Chief Financial Officer Date: June 17, 2025	By: /s/ James Arthur Name (Print): James Arthur Title: VP, Publisher Partnerships Date June 17, 2025
Taboola.com Ltd.
By: /s/ Blythe Holden Name (Print): Blythe Holden Title: Secretary and General Counsel Date June 17, 2025

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Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IO Payment and Pixel Placement Amendment – Amendment No. 6

This Amendment (this “Amendment”) modifies the Digital Property and Demand Services Agreement dated November 28, 2022 between Taboola, Inc. (“Taboola”) and Yahoo Inc. and its Affiliates as amended (“Yahoo” or “Company”) (the “Agreement”). This Amendment is made and effective as of August 11, 2025 (the “Amendment Effective Date”) and continues so long as the Agreement remains in effect. Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”.
This Amendment governs Yahoo’s payment obligations to Taboola for insertion orders that Yahoo delivers to Taboola through Yahoo’s direct integration with Taboola’s ordering system for the purchase of Native Advertisements on the Properties only (the “Yahoo App”), and, while Yahoo develops its own pixel for dynamic creative optimization advertising (“DCO”), the use of the Taboola pixel by Company’s Advertisers to enable DCO. This Amendment shall, upon acceptance by Taboola and Yahoo, become an Amendment to the Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

1.Insertion Orders.    The Yahoo App allows Yahoo employees to fill out and direct insertion orders into Taboola’s system to purchase Native Advertising on the Properties only (each an “IO”). Taboola shall invoice Yahoo directly for IOs that have been delivered through the Taboola system as provided below.
2.Payments to Taboola.
1.Taboola shall invoice Yahoo for the value of each IO delivered in a particular calendar month (each such calendar month a “Calendar Month”). [***]
2.[***].
3.Taboola Pixel.    In order to engage in DCO through Taboola, Company Advertisers must place a pixel on their site(s) to send certain events to Taboola. Where a Company Advertiser is buying DCO through Yahoo, and where Yahoo has not yet completed development of its own pixel, Yahoo shall work with such Company Advertisers to place the Taboola pixel on the Company Advertiser’s site to enable DCO. Yahoo shall inform Taboola of the Company Advertiser(s) who use DCO and the Taboola pixel. Yahoo shall contractually require Company Advertiser’s agreement to comply with the “Taboola Privacy Policy” found at: https://www.taboola.com/policies/media-privacy-addendum/privacy-terms-for-advertisers. Taboola agrees to not update this policy without notifying Yahoo at least 90 days in advance of such update. With regards to Company Advertisers using the Taboola pixel to enable DCO, Taboola shall comply with the Taboola Privacy Policy and limit its use of data gathered by the Taboola pixel as specified in the Taboola Privacy Policy.

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IN WITNESS WHEREOF, the Parties hereto, have executed this Amendment as of the Amendment Effective Date:

Yahoo Inc.	Taboola, Inc.
By: /s/ Monica Mijaleski Name (Print): Monica Mijaleski Title: CFO Date: October 10, 2025	By: /s/ Blythe Holden Name (Print): Blythe Holden Title: General Counsel Date October 10, 2025
Taboola.com Ltd.
By: /s/ Eldad Maniv Name (Print): Eldad Maniv Title: President & COO Date October 9, 2025

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Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Placement to Property Performance Amendment – No. 7

This Amendment (this “Amendment”) modifies the Digital Property and Demand Services Agreement dated November 28, 2022 between Taboola, Inc. (“Taboola”) and Yahoo Inc. and its Affiliates as amended (“Yahoo” or “Company”) (the “Agreement”). This Amendment is made and effective as of March 1, 2026 (the “Amendment Effective Date”) and continues so long as the Agreement remains in effect. Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”.
The purpose of this Amendment is to alter how Performance Decreases are assessed under the Agreement by moving to an assessment based on each of Properties (defined below) each calendar month.

1.Definitions.    As of the Amendment Effective Date, the following definitions shall either replace those found in the Agreement or be added as new definitions:
1.1.“Aggregate eCPM” means Gross Revenue across all Properties divided by the aggregate Viewable Impressions across all Properties multiplied by one thousand (1,000).
1.2.“Performance Decrease” occurs where the actual Gross Revenue for a particular calendar month is lower than the Native Baseline for that calendar month.
1.3.“Property” or “Properties” shall mean the defined category in Exhibit 1 attached to this Amendment.
1.4.“Seasonality Index” means, for Taboola, an index of the eCPM achieved by Taboola on the Taboola Network based on historical monthly performance of the [***]and, for Yahoo, Viewable Impressions for each Property based on historical monthly volume over the [***]. The Seasonality Index for Taboola should be indicated as the percentage achieved in each month of the monthly Baseline average eCPM, and the Seasonality Index for Yahoo should be indicated as the percentage achieved in each month of the monthly Baseline average Viewable Impressions.
2.Platform Performance Decrease.
2.1.Placement to Property Performance. The Parties agree that the matrix of Placement Groups in Appendix C of the Agreement, as updated by Amendment No. 4, shall be replaced with the matrix of Properties attached hereto in Exhibit 1 (the “[***]”), [***]. Accordingly, all references to the ‘Gemini Supply Buckets (Q3-22)’ matrix in the Agreement shall refer to the matrix of Properties set forth in the matrix in Exhibit 1 of this Amendment. For the avoidance of doubt, the remainder of Appendix C shall not be modified and shall remain in full force and effect.
2.2.Experimental Placement Group.    The Parties agree to add to Appendix C a new Placement Group for the purposes of experimentation. Yahoo shall track this “Experimental Placement Group” and use an agreed upon naming convention to ensure both Parties remain aware of which Placements belong to the Experimental Placement Group. For purposes of clarity, the Experimental Placement Group shall not be considered a part of any Property and shall not be evaluated for the purposes of either Performance Decreases or the annual Recalibrated Native Baseline.

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2.3.[***].
2.4.[***].    The Parties agree to delete Section VII-E ([***].) in its entirety and replace it with the following:

E.     [***]. [***]

2.5.Notwithstanding Section 4 of Amendment No. 4 between the Parties and dated February 1, 2025, the [***].
2.6.Performance Decreases.    The Parties agree to delete Section VII-I (Performance Decreases) in its entirety and replace it with the following:

I.Performance Decreases.
1.Performance Decrease Calculation.    Performance will be measured on an ongoing basis through review of Gross Revenue per Property throughout the Term.
2.[***]:
a.[***]; and
b.[***].
c.[***].
3.[***].
a.[***]:
i.[***];
i.[***].
b.[***],
i.[***].
ii.[***].
c.[***]:
i.[***].
ii.[***].
iii.[***].
iv.[***]
d.[***].
e.[***].
4.[***].

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5.[***].
a.[***]:
(i)[***].
(ii)[***].
(iii) [***].
a.[***].
b.[***].
6.[***]:
a.[***].
b.[***].
c.[***].

3.Seasonality Index.
3.1.The Parties have attached their Seasonality Indexes for Feb 2026 through January 2027 as Exhibit 2.
J.[***].
4.Miscellaneous.    Except as expressly set forth herein, all other clauses, terms and conditions, and appendices of the Agreement are unmodified and remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Agreement shall be deemed to refer to the Agreement, as amended, supplemented or otherwise modified by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to November 28, 2022. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature. In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

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IN WITNESS WHEREOF, the Parties hereto, have executed this Amendment as of the Amendment Effective Date:

Yahoo Inc.	Taboola, Inc.
By: /s/ Monica Mijaleski Name (Print): Monica Mijaleski Title: CFO Date: March 6, 2026	By: /s/ Blythe Holden Name (Print): Blythe Holden Title: General Counsel Date March 4, 2026
Taboola.com Ltd.
By: /s/ Eldad Maniv Name (Print): Eldad Maniv Title: President & COO Date March 6, 2026

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EXHIBIT 1
Matrix of Properties

[***]

CONFIDENTIAL/Amendment No. 4 Page 1 of #NUM_PAGES#

Exhibit 2

Property Seasonality Index – Percentage of the Daily Impressions from Exhibit 1
[***]

Taboola Seasonality Index – Percentage of the CPM from Exhibit 1
[***]

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